John Hancock Funds II

Supplement dated June 16, 2011

to the Prospectus dated December 31, 2010

U.S. Multi Sector Fund

Effective June 14, 2011, the advisory fee for the U.S. Multi Sector Fund has been reduced to the following rate:

0.780% — first $500 million;

0.760% — next $500 million; and

0.740% — excess over $1 billion.

*Assets of the U.S. Multi Sector Fund and the U.S. Multi Sector Trust, a series of John Hancock Variable Insurance Trust, are aggregated for purposes of determining the advisory fee for the U.S. Multi Sector Fund.